SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): September 8, 2003

                        Standard Microsystems Corporation
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               (Exact Name of Registrant as Specified in Charter)


              Delaware                      0-7422              11-2234952
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    (State or Other Jurisdiction        (Commission Fil       (IRS Employer
          of Incorporation)                  Number)        Identification No.)


    80 Arkay Drive, Hauppauge, New York                           11788
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  (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (631) 435-6000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

On September 8, 2003, Standard Microsystems Corporation (the "Company") and Intel Corporation ("Intel") announced that they have enhanced their intellectual property and business relationship. Among other things, both companies have agreed to collaborate on future Super Input/Output parts and sensors for use on Intel(R) Pentium(R) 4 Processor-based Platforms. Intel has also agreed to use SMSC components on current and future generations of Intel Pentium 4 Processor-based Motherboards. In addition, the Company has agreed to limit its rights under its 1987 patent cross-license with Intel to manufacture and sell Northbridges and Intel Architecture Microprocessors on behalf of third parties. The companies also terminated the Investor Rights Agreement, dated as of March 18, 1997, between them, under which Intel had certain information, corporate governance and other rights with respect to the activities of the Company.

In respect of the new relationship, Intel will pay to the Company an aggregate amount of $75 million, of which $20 million will be paid in the third quarter of the Company's 2004 fiscal year, $10 million will be paid in each of calendar years 2004 and 2005, $11 million will be paid in calendar year 2006 and $12 million will be paid in each of calendar years 2007 and 2008. Such amounts are payable in equal quarterly installments within each calendar year, and are subject to possible reduction, in a manner and to an extent to be agreed by the parties, based upon the companies' collaboration and sales, facilitated by Intel, of certain future new products by the Company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

The following exhibit is filed as part of this report.

Exhibit No.     Description of Exhibit
-----------     ----------------------

99.1            Press Release, dated September 8, 2003.



                                   SIGNATURES
                                   ----------

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                        STANDARD MICROSYSTEMS CORPORATION
                        ---------------------------------

                                  (Registrant)


Date: September 8, 2003              By: /s/ ANDREW M. CAGGIA
                                        --------------------
                                        Andrew M. Caggia
                                        Senior Vice President and
                                        Chief Financial Officer,
                                        and Director
                                        (Principal Financial Officer)

                               INDEX TO EXHIBITS

Exhibit No.     Description
-----------     -----------

   99.1         Press  release, dated   September  8, 2003.

Exhibit 99.1
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                  SMSC AND INTEL ENHANCE BUSINESS RELATIONSHIP


Hauppauge, NY and Santa Clara, CA - September 8, 2003 - Standard Microsystems Corporation (Nasdaq: SMSC) and Intel Corporation announced that they have enhanced their intellectual property and business relationship. Both companies have agreed to collaborate on future Super Input/Output parts and sensors for use on Intel Pentium(R) 4 Processor-based Platforms. Intel has also agreed to use SMSC components on current and future generations of Intel Pentium 4 Processor-based Motherboards.

About SMSC:

SMSC provides Real World Connectivity(TM) solutions for high-speed communication and computing applications. Leveraging a broad intellectual property portfolio, the Company thrives at the intersection of software, silicon and customized OEM applications. Through the integration of its leading-edge digital, mixed-signal and analog functionality and software expertise, SMSC delivers complete solutions that monitor and manage computing systems and connect peripherals to computers and to one another.

The Company is the world's leading provider of Advanced Input/Output (I/O) hardware and software solutions ranging from legacy PC I/O to leading-edge system management functionality. Through high-speed serial interfaces, including USB 2.0 and embedded Ethernet, SMSC delivers faster and higher-bandwidth peripheral connections for a wide range of products such as memory card readers, mass storage devices, digital cameras and keyboards and enables innovative high-speed networking functionality for consumer electronics, set-top boxes, printers, car navigation systems, cellular base stations, and more.

SMSC, a fabless semiconductor supplier, is based in Hauppauge, New York and maintains offices worldwide, including locations in North America, Taiwan, Japan, Korea, China and Europe. SMSC operates engineering design centers in Phoenix, AZ, Tucson, AZ, Hauppauge, NY and Austin, TX. More information about the Company is available on the World Wide Web at http://www.smsc.com.

Standard Microsystems and SMSC are registered trademarks, and Real World Connectivity is a trademark, of Standard Microsystems Corporation. Product names and company names are trademarks of their respective holders.

About Intel:

Intel, the world's largest chip maker, is also a leading manufacturer of computer, networking and communications products. Additional information about Intel is available at www.intel.com/pressroom.

Forward Looking Statements:

Except for historical information contained herein, the matters discussed in this announcement are forward-looking statements about expected future events and financial and operating results that involve risks and uncertainties. These include the timely development and market acceptance of new products; the impact of competitive products and pricing; the effect of changing economic conditions in domestic and international markets; changes in customer order patterns, including loss of key customers, order cancellations or reduced bookings; and excess or obsolete inventory and variations in inventory valuation, among others. Such statements are qualified in their entirety by the inherent risks and uncertainties surrounding future expectations and may not reflect the potential impact of any future acquisitions, mergers or divestitures.

SMSC competes in the semiconductor industry, which has historically been characterized by intense competition, rapid technological change, cyclical market patterns, price erosion and periods of mismatched supply and demand. In addition, sales of many of the Company's products depend largely on sales of personal computers and peripheral devices, and reductions in the rate of growth of the PC and Embedded markets could adversely affect its operating results. SMSC conducts business outside the United States and is subject to tariff and import regulations and currency fluctuations, which may have an effect on its business. All forward-looking statements speak only as of the date hereof and are based upon the information available to SMSC at this time. Such information is subject to change, and we will not necessarily inform you of such changes, except as required by law. These and other risks and uncertainties, including potential liability resulting from pending or future litigation, are detailed from time to time in the Company's reports filed with the SEC. Investors are advised to read the Company's Annual Report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission, particularly those sections entitled "Other Factors That May Affect Future Operating Results" for a more complete discussion of these and other risks and uncertainties.

Contact at SMSC:                                  Contact at Intel:

Carolynne Borders                                 Chuck Mulloy
Director of Corporate Communications              Intel Public Relations
Standard Microsystems Corporation                 Intel Corporation
Phone: 631-435-6626                               Phone: 408-765-3484
carolynne.borders@smsc.com                        chuck.mulloy@intel.com